UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2024

Knightscope, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41248	46-2482575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1070 Terra Bella Avenue

Mountain View, California 94043

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (650) 924-1025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	KSCP	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Current Report on Form 8-K filed on December 6, 2023 (the “December 8-K”) by Knightscope, Inc. (the “Company”), on December 1, 2023, Mallorie Burak, President and Chief Financial Officer of the Company and its principal financial officer and principal accounting officer, resigned from her positions at the Company to pursue another professional opportunity, effective as of January 11, 2024 (the “Effective Date”).

On the Effective Date, the board of directors of the Company (the “Board”) appointed Apoorv S. Dwivedi, 43, as the Executive Vice President and Chief Financial Officer of the Company and designated Mr. Dwivedi as the Company’s principal financial officer and principal accounting officer. A description of each of (i) Mr. Dwivedi’s business experience, as required to be disclosed by Item 5.02(c)(2) of Form 8-K, and (ii) the compensation that Mr. Dwivedi is entitled to receive pursuant to his employment agreement, as required to be disclosed by Item 5.02(c)(3) of Form 8-K, can be found in the December 8-K, and is incorporated by reference herein.

Additionally, on the Effective Date, the Board appointed William Santana Li, 53, the Company’s Chairman and Chief Executive Officer, as the President of the Company. Mr. Li has re-assumed his position as the Company’s President in addition to his existing duties. A description of Mr. Li’s positions with the Company, family relationships, and business experience, in each case as required to be disclosed by Item 5.02(c)(2) of Form 8-K, can be found in the Company’s definitive proxy statement in connection with its annual meeting of stockholders, filed on June 8, 2023, and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

knightscope, INC.

Date: January 12, 2024	By:	/s/ William Santana Li
	Name:	William Santana Li
	Title:	Chief Executive Officer and President